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                                                                EXHIBIT 10.15(a)


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                      CINEMA PROPERTIES, INC., as Borrower




                                       and




                            LEHMAN BROTHERS BANK FSB,
              individually and as Agent for one ore more Co-Lenders





                           --------------------------
                                 LOAN AGREEMENT
                           --------------------------




                         Dated: As of December 15, 2000



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                                TABLE OF CONTENTS

Section 1.   THE NOTE AND THE SECURITY INSTRUMENTS............................1
Section 2.   LOAN DOCUMENTS...................................................1
Section 3.   PROPERTY RELEASES................................................2
Section 4.   INTEREST RATE CAP AGREEMENT......................................3
Section 5.   INTEREST COVERAGE RATIO..........................................3
Section 6.   [INTENTIONALLY OMITTED...........................................5
Section 7.   EVENTS OF DEFAULT................................................5
Section 8.   SYNDICATION......................................................6
Section 9.   INCORPORATION OF PROVISIONS.....................................11
Section 10.  FURTHER ASSURANCES..............................................11
Section 11.  REPRESENTATIONS AND WARRANTIES..................................11
Section 12.  CONSTRUCTION OF AGREEMENT.......................................11
Section 13.  PARTIES BOUND, ETC..............................................11
Section 14.  WAIVERS.........................................................12
Section 15.  GOVERNING LAW...................................................12
Section 16.  SEVERABILITY....................................................12
Section 17.  NOTICES.........................................................12
Section 18.  FEES AND EXPENSES...............................................12
Section 19.  MODIFICATION....................................................13
Section 20.  NO ORAL AGREEMENTS..............................................13
Section 21.  DEFINITIONS.....................................................13
Section 22.  RECOURSE........................................................13
Section 23.  OUT PARCEL RELEASE..............................................13


                                  -i-
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                  THIS LOAN AGREEMENT made as of the 15th day of December, 2000 between CINEMA PROPERTIES, INC., a Delaware corporation, with its principal place of business at c/o Cinemark, 3900 Dallas Parkway, Suite 500, Plano, Texas 75093 ("Borrower") and LEHMAN BROTHERS BANK FSB, a federal stock savings bank, having an office at 921 North Orange Street, Wilmington, Delaware 19801, individually and as agent for one or more Co-Lenders (hereinafter referred to as "Lender");

                                   WITNESSETH:

                  WHEREAS, at the request of Borrower, Lender has agreed to fund to Borrower a cross-collateralized loan in the principal amount of $77,000,000 (the "Loan") pursuant to the terms of this Agreement;

                  WHEREAS, the Loan is evidenced by that certain note of even date herewith made by Borrower to Lender in the original principal amount of $77,000,000, (as the same may be amended, modified, restated, replaced, split or severed, the "Notes") and secured by those first mortgages, deeds of trust and other real estate security instruments, each of even date herewith, made by Borrower and each in the amount of $77,000,000 (collectively, as the same may be amended, modified, restated, replaced, split or severed, the "Security Instruments"), as more fully described on Schedule 1 hereto, covering six (6) parcels of land and improvements and equipment or equipment leases thereon, as described on Schedule 2 hereto, and more fully described in the Security Instruments (the "Parcels", each a "Parcel");

                  NOW, THEREFORE, in consideration of ten dollars ($10) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lender and Borrower hereby covenant and agree as follows:

         1. THE NOTE AND THE SECURITY INSTRUMENTS. The indebtedness of Borrower shall be: (i) evidenced by the Note, and (ii) secured by collateral (the "Collateral") which includes, among other things, (a) the Security Instruments made by Borrower covering the fee estate of Borrower, in each Parcel, the Improvements (as such term is defined in the Security Instruments) located on each Parcel, the Equipment Leases (as defined in the Security Instruments) and other property, rights and interests of Borrower in the same (individually, a "Property" and collectively, the "Properties"), (b) assignments of leases and rents each given by Borrower to Lender dated the date hereof and covering the Properties (the "Assignments of Rents"), (c) conditional assignments of management agreement given by Borrower to Lender security dated the date hereof (the "Assignment of Management Agreements"), (d) assignments and grants of a security interest in the Equipment Leases to Lender pursuant to the assignments and security agreements from Borrower to Lender dated the date hereof (the "Security Agreements"), and (e) the Assignment of Rights Under Contribution Agreement dated as of the date hereof by Borrower to Lender (the "Assignment of Contribution Agreement").

         2. LOAN DOCUMENTS. The term "Loan Documents" as used in this Agreement shall collectively mean the Note, the Security Instruments, the Assignments of Rents, the Environmental Indemnity Agreement (as defined in the Security Instruments), the Assignment of Management


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

Agreements, the Security Agreements, the Assignment of Contribution Agreement, the Other Security Documents (as defined in the Security Instruments), this Agreement and all other documents and instruments of any nature whatsoever executed or delivered in connection with the Loan.

         3. PROPERTY RELEASES. Subject to the terms and conditions set forth herein, a Borrower shall have the right, from time to time, on any Payment Date (as defined in the Notes), or on any Business Day provided that a payment of the Interest Shortfall (as defined in the Note) is made, to obtain a release (a "Property Release") of a Property (other than the Properties identified as property 00231 and property 00251 on Schedule 2 (the "Plano Properties")) from the lien of the related Security Instruments (i) provided that no Event of Default has occurred and is continuing, (ii) subject to compliance with the provisions set forth below in this Section 3; (iii) provided that the Release Premises is no longer subject to the Management Agreement (as defined in the Security Instrument); and (iv) provided that, legal, record, economic and beneficial ownership of the Property for which a Property Release is being requested (the "Release Premises") is simultaneously with the granting of the Property Release transferred (a "Release Premises Transfer") to and shall be owned immediately after such Property Release by a person(s), party(ies) or entity(ies) other than Borrower. In the event that Borrower seeks to release a Property from the lien of the related Security Instruments, Lender shall release such Property from the lien of the related Security Instrument and the Loan Documents, but only upon compliance with all of the following conditions:

                  (a) Receipt by Lender, at least thirty (30) days but no more than sixty (60) days of prior written notice of Borrower's request to obtain a release of the Release Premises;

                  (b) Receipt by Lender of a certificate of Borrower certifying the requirements set forth in Paragraphs 3(f) of this Agreement shall be true after giving effect to such transfer;

                  (c) Receipt by Lender of a wire transfer of immediately available federal funds in an amount equal to the release price for the Release Premises as set forth on Schedule 3 attached hereto and made a part hereof 125% of the Allocated Loan Amount (the "Release Price"), together with (i) all accrued and unpaid interest on the amount of principal being prepaid, (ii) if such payment is not made on a Payment Date, the Interest Shortfall with respect to the amount prepaid, (iii) Breakage Costs (as defined in the Note); and (iv) all other sums due under the Note in connection with a partial prepayment;

                  (d) If applicable, receipt by Lender of evidence to confirm that the Release Premises is simultaneously with the Property Release being transferred to a party other than Borrower;

                  (e) Payment of all Lender's reasonable costs and expenses, including costs and reasonable counsel fees and disbursements incurred in connection with the release of the Property from the lien of the related Security Instruments and the review and approval of the documents and information required to be delivered in connection therewith ("Property Release Expenses");

                  (f) Receipt by Lender of evidence satisfactory to Lender that the Interest Coverage Ratio (as defined below) for the Interest Coverage Ratio Determination Date


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         (defined below) immediately preceding the Property Release with respect to the Properties remaining encumbered by the liens of the Security Instruments after giving effect to the Property Release shall be equal to or greater than the greater of (i) 1.60 to 1 or (ii) the Interest Coverage Ratio with respect to the Properties then encumbered by the liens of the Security Instruments immediately prior to such release, for the Interest Coverage Ratio Determination Date immediately preceding the date of the proposed Property Release; and

                  (g) Notwithstanding anything to the contrary contained herein, Borrower shall not have the right to release either of the Plano Properties from the liens of the related Security Instruments.

                  4. INTEREST RATE CAP AGREEMENT. Borrower shall deliver to Lender on the date hereof and maintain until the Maturity Date (as defined in the Notes) an interest rate cap agreement (the "Cap Agreement") that complies with each of the following conditions:

                  (i) the Cap Agreement shall be issued by a counterparty (the "Cap Seller") with a long-term unsecured debt rating of not less than "AAA" (or the equivalent) from the Rating Agencies (as defined in the Cash Management Agreement dated the date hereof between Borrower and Lender (the "Cash Management Agreement"));

                  (ii) the Cap Agreement shall be drawn on standard ISDA documentation and otherwise be satisfactory to Lender;

                  (iii) the Cap Agreement shall be in a notional amount equal to $77,000,000.00 and have a strike price of 6.58% per annum (the "Strike Price");

                  (iv) the Cap Agreement shall have an expiration date of December 31, 2005;

                  (v) the Cap Agreement shall obligate the Cap Seller to make quarterly payments equal to the excess of 3 month LIBOR over the Strike Price, calculated on the notional amount; and

                  (vi) the Cap Agreement shall be assigned by Borrower to Lender pursuant to that certain assignment of interest rate cap agreement (the "Cap Assignment") from Borrower to Lender and acknowledged and agreed to in writing by Cap Seller, which provides, among other things, for the direct payment of all sums due under the Cap Agreement from the Cap Seller to be made directly to Lender.

                  5.  INTEREST COVERAGE RATIO.

                  (a) Within forty-five (45) days after each Interest Coverage Ratio Determination Date, Borrower shall determine and certify in writing to Lender the Interest Coverage Ratio (defined below) as of March 31, 2001 and on the last day of each calendar quarter thereafter, through and including the Maturity Date (each an "Interest Coverage Ratio Determination Date").

                  (b) The term "Interest Coverage Ratio" shall mean the ratio of
(i) the NOI (hereinafter defined) produced by the operation of the Properties on an aggregate basis during the


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twelve (12) month period ending on each Interest Coverage Ratio Determination
Date to (ii) the sum of the monthly payments of interest required to be made on each Payment Date pursuant to the terms of the Notes, calculated at an interest rate equal to (A) prior to the occurrence of a Triggering Event, the lesser of
(I) the Applicable Interest Rate (as defined in the Notes) and (II) (A) the Strike Price plus 5.75% per annum, but in no event less than the Strike Price plus 5.25% per annum, or (B) after the occurrence of a Triggering Event, (X) the Strike Price plus 5.75% per annum, for the period through and including the Initial Maturity Date, (Y) the Strike Price plus 6.25% per annum during the fourth Loan Year (as defined in the Notes) and (Z) the Strike Price plus 6.75% per annum during the fifth Loan Year, for the twelve (12) calendar month period immediately following such Interest Coverage Ratio Determination Date.

                  (c) The term "NOI" as used herein shall mean, with respect to the Property, the gross income derived from the operation of the Property, less Expenses (hereinafter defined) attributable to the Property. NOI shall include Rents actually received and earned in accordance with GAAP and such other income, including but not limited to ticket sales, any rent loss or business interruption insurance proceeds, parking, vending or concession income, late fees, forfeited security deposits and other miscellaneous tenant charges and Expenses actually paid or payable on an accrual basis attributable to the Property on an annualized basis during the twelve (12) month period ending on each Interest Coverage Ratio Determination Date, as set forth on operating statements satisfactory to Lender.

                  Notwithstanding the foregoing, NOI shall not include (a) condemnation or insurance proceeds (excluding rent or business interruption insurance proceeds); or (b) any proceeds from the sale, exchange, transfer, financing or refinancing of all or any portion of the Property.

                  (d) The term "Expenses" as used herein shall mean, with respect to the Property, for any given period (and shall include the pro rata portion for such period of all such expenses attributable to, but not paid during, such period), all expenses to be paid or payable, as determined in accordance with GAAP, by Borrower during that period in connection with the operation of the Property for which it is to be determined, including without limitation:

                           (i) expenses for cleaning, repair, maintenance, decoration and painting of the Property (including, without limitation, parking lots and roadways), net of any insurance proceeds in respect of any of the foregoing;

                           (ii) wages (including overtime payments), benefits, payroll taxes and all other related expenses for Borrower's on-site personnel, up to and including (but not above) the level of the on-site manager, engaged in the repair, operation and maintenance of the Property and service to tenants and on-site personnel engaged in audit and accounting functions performed by Borrower;

                           (iii) base management fees approved by Lender and equal to the greater of (A) four percent (4%) of the gross income derived from the operation of the Property or (B) the actual base management fees incurred by Borrower. Such fees shall include all base fees for management services whether such services are performed at such Property or


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         off-site, but shall not include any Incentive Management Fees (as defined in the Cash Management Agreement);

                           (iv) the cost of all electricity, oil, gas, water, steam, heat, ventilation, air conditioning and any other energy, utility or similar item and the cost of building and cleaning supplies;

                           (v) the cost of any leasing commissions and tenant concessions and improvements payable by Borrower pursuant to any Leases which are in effect for the Property for such period as such amounts are recognized in accordance with GAAP, provided however that in no event less than on a straight line basis during the remaining respective base term (excluding extension, renewal or other option);

                           (vi) Insurance Premiums;

                           (vii) all Equipment Lease Payments (as defined in the Cash Management Agreement);

                           (viii) the cost of all equipment to be used in the ordinary course of business, which is not capitalized in accordance with GAAP;

                           (ix) Taxes and Other Charges;

                           (x) advertising and other marketing costs and expenses;

                           (xi) casualty losses to the extent not reimbursed by a third party or covered by insurance; and

                           (xii) film rentals, concession supplies, salaries and wages.

         Notwithstanding the foregoing, Expenses shall not include (A) depreciation or amortization or any other non-cash item of expense; (B) interest, fees, costs and expense reimbursements of Lender or its agents in originating or administering the Loan but not in exercising any of its rights under the Loan Documents or the Other Security Documents, or any fees, expenses or premiums associated with or arising from the Cap Agreement; (C) any expenditure (other than leasing commissions, tenant concessions and improvements and replacement reserves) which is properly treatable as a capital item under GAAP; (D) income taxes or franchise taxes; (E) costs, expenses or fees related to a Syndication (defined below) of the Loan; or (F) legal, accounting or other professional fees and expenses.

         6.       [INTENTIONALLY OMITTED]

         7. EVENTS OF DEFAULT. The term "Event of Default" as used in this Agreement shall have the meaning ascribed to such term in the Note and the Security Instruments.


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

         Upon the occurrence of an Event of Default or a default beyond applicable notice and grace periods, if any, under this Agreement and, if Lender shall not have exercised its option under clause (i) below, during the continuance thereof, Lender (i) may, at its option and in its sole discretion, declare the Debt immediately due and payable, and (ii) may pursue any and all remedies provided for in the Loan Documents, or otherwise available.

         8.       SYNDICATION.

                  (a) Syndication. The provisions of this Section 8 shall only apply in the event that the Loan is syndicated in accordance with the provisions of this Section 8 set forth below.

                  (b) Sale of Loan, Co-Lenders, Participations and Servicing.

                  (i) Lender and any Co-Lender may, at their option, without Borrower's consent (but with notice to Borrower), sell with novation all or any part of their right, title and interest in, and to, and under the Loan, to one or more additional Co-Lenders (the "Syndication"). Each additional Co-Lender shall enter into an assignment and assumption agreement (the "Assignment and Assumption") assigning a portion of Lender's or Co-Lender's rights and obligations under the Loan, and pursuant to which the additional Co-Lender accepts such assignment and assumes the assigned obligations. From and after the effective date specified in the Assignment and Assumption (i) each Co-Lender shall be a party hereto and to each Loan Document to the extent of the applicable percentage or percentages set forth in the Assignment and Assumption and, except as specified otherwise herein, shall succeed to the rights and obligations of Lender and the Co-Lenders hereunder and thereunder in respect of the Loan, and (ii) Lender, as lender and each Co-Lender, as applicable, shall, to the extent such rights and obligations have been assigned by it pursuant to such Assignment and Assumption, relinquish its rights and be released from its obligations hereunder and under the Loan Documents.

                  (ii) The liabilities of Lender and each of the Co-Lenders shall be several and not joint, and Lender's and each Co-Lender's obligations to Borrower under this Agreement shall be reduced by the amount of each such Assignment and Assumption. Neither Lender nor any Co-Lender shall be responsible for the obligations of any other Co-Lender. Lender and each Co-Lender shall be liable to Borrower only for their respective proportionate shares of the Loan. If for any reason any of the Co-Lenders shall fail or refuse to abide by their obligations under this Agreement, Lender and the other Co-Lenders shall not be relieved of their obligations, if any, hereunder, including their obligations to make their pro rata share of any advance; notwithstanding the foregoing, Lender and the Co-Lenders shall have the right, but not the obligation, at their sole option, to make the defaulting Co-Lender's pro rata share of such advance pursuant to an intercreditor agreement that may be entered into between Lender, individually as a Co-Lender and as Agent, and the Co-Lenders, as same be further supplemented, amended and modified (the "Intercreditor Agreement").


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

                  (iii) Borrower agrees that it shall, in connection with any sale of all or any portion of the Loan, whether in whole or to an additional Co-Lender or Participant, within ten (10) business days after requested by Agent, furnish Agent with the certificates required under Section 7.4 of the Security Instrument and such other information as reasonably requested by any additional Co-Lender or Participant in performing its due diligence in connection with its purchase of an interest in the Loan.

                  (iv) Lender (or an Affiliate of Lender) shall act as administrative agent for itself and the Co-Lenders (together with any successor administrative agent, the "Agent") pursuant to this Section 7(b). Borrower acknowledges that Lender, as Agent, shall have the sole and exclusive authority to execute and perform this Agreement and each Loan Document on behalf of itself, as Lender and as agent for itself and the Co-Lenders subject to the terms of the Intercreditor Agreement. Lender acknowledges that Lender, as Agent, shall retain the exclusive right to grant approvals and give consents with respect to the operating budgets required to be delivered hereunder and with respect to matters concerning the establishment and administration of the Lockbox Account and the other Accounts described in the Cash Management Agreement. Except as otherwise provided herein, Borrower shall have no obligation to recognize or deal directly with any Co-Lender, and no Co-Lender shall have any right to deal directly with Borrower with respect to the rights, benefits and obligations of Borrower under this Agreement, the Loan Documents or any one or more documents or instruments in respect thereof. Borrower may rely conclusively on the actions of Lender as Agent to bind Lender and the Co-Lenders, notwithstanding that the particular action in question may, pursuant to this Agreement or the Intercreditor Agreement be subject to the consent or direction of the Co-Lenders. Lender may resign as Agent of the Co-Lenders, in its sole discretion, without the consent of Borrower; provided however, that Lender may only resign as Agent (i) after an Event of Default has occurred or (ii) if required to by the Co-Lenders. Upon any such resignation, a successor Agent shall be determined pursuant to the terms of the Intercreditor Agreement. The term Agent shall mean any successor Agent.

                  Notwithstanding any provision to the contrary in this Agreement, the Agent shall not have any duties or responsibilities except those expressly set forth herein (and in the Intercreditor Agreement) and no covenants, functions, responsibilities, duties, obligations or liabilities of Agent shall be implied by or inferred from this Agreement, the Intercreditor Agreement, or any other Loan Document, or otherwise exist against Agent.

                  (v) Except to the extent its obligations hereunder and its interest in the Loan have been assigned pursuant to one or more Assignments and Assumption, Lehman Savings Bank FSB, as Agent, shall have the same rights and powers under this Agreement as any other Co-Lender and may exercise the same as though it were not Agent, respectively. The term "Co-Lender" or "Co-Lenders" shall, unless otherwise expressly indicated, include Lehman Savings Bank FSB in its individual capacity. Lender and the other Co-Lenders and their respective affiliates may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with, Borrower, or any Affiliate of Borrower and any person or entity who may do business with or own securities of Borrower or any Affiliate of Borrower or any Affiliate thereof, all as if they were not serving in such capacities hereunder and without any duty to account therefor to each other.

                  (vi) If required by any Co-Lender, each Borrower hereby agrees to execute supplemental notes in the principal amount of such Co-Lender's pro rata share of the Loan substantially in the form of the Note, and such supplemental note shall (i) be payable to order of such Co-Lender, (ii) be dated as of the Closing Date, and (iii) mature on the Maturity Date. Such supplemental note shall provide that it evidences a portion of the existing indebtedness hereunder and under the Note and not any new or additional indebtedness of Borrower. The term "Note" as used in this Agreement and in all the other Loan Documents shall include all such supplemental notes.

                  (vii) Lender, as Agent, shall maintain at its domestic lending office or at such other location as Lender, as Agent, shall designate in writing to each Co-Lender and Borrower a copy of each Assignment and Assumption delivered to and accepted by it and a register for the recordation of the names and addresses of the Co-Lenders, the amount of each Co-Lender's proportionate share of the Loan and the name and address of each Co-Lender's agent for service of process (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and Borrower, Lender, as Agent, and the Co-Lenders may treat each person or entity whose name is recorded in the Register as a Co-Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection and copying by Borrower or any Co-Lender during normal business hours upon reasonable prior notice to the Agent. A Co-Lender may change its address and its agent for service of process upon written notice to Lender, as Agent, which notice shall only be effective upon actual receipt by Lender, as Agent, which receipt will be acknowledged by Lender, as Agent, upon request.

                  (viii) Notwithstanding anything herein to the contrary, any financial institution or other entity may be sold a participation interest in the Loan by Lender or any Co-Lender without Borrower's consent (such financial institution or entity, a "Participant") (x) if such sale is without novation and (y) if the other conditions set forth in this paragraph are met. No Participant shall be considered a Co-Lender hereunder or under the Note or the Loan Documents. No Participant shall have any rights under this Agreement, the Note or any of the Loan Documents and the Participant's rights in respect of such participation shall be solely against Lender or Co-Lender, as the case may be, as set forth in the participation agreement executed by and between Lender or Co-Lender, as the case may be, and such Participant. No participation shall relieve Lender or Co-Lender, as the case may be, from its obligations hereunder or under the Note or the Loan Documents and Lender or Co-Lender, as the case may be, shall remain solely responsible for the performance of its obligations hereunder.

                  (ix) Notwithstanding any other provision set forth in this Agreement, the Lender or any Co-Lender may at any time create a security interest in all or any portion of its rights under this Agreement (including, without limitation, amounts owing to it in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System), provided that no such security interest or the exercise by the secured party of any of its rights thereunder shall release Lender or Co-Lender from its funding obligations hereunder.

                  (c) Borrower's Assignment. Borrower may not assign its rights or obligations hereunder without the prior written consent of Agent and all of the Co-Lenders.

                  (d) Payment of Agent's, and Co-Lender's Expenses, Indemnity, etc. Borrower shall:

                  (i) whether or not the transactions hereby contemplated are consummated, pay all reasonable out-of-pocket costs and expenses (A) of Agent's reasonable counsel fees and expenses relating to the negotiation, preparation, execution and delivery of the Note, this Agreement, the Security Instruments, and the other Loan Documents and the documents and instruments referred to therein, the creation, perfection or protection of Lender's and Co-Lender's liens on the Property (including, without limitation, fees and expenses for title insurance, property inspections, appraisals, if required for syndication, surveys, lien searches, filing and recording fees, and escrow fees and expenses), and any amendment, waiver or consent relating to any of the Loan Documents including releases, and the addition of new mortgaged properties (but Agent and the Co-Lender's shall pay their own respective counsel fees) and (B) of Agent and Co-Lenders in connection with the preservation of rights under, any amendment, waiver or consent relating to, and enforcement of, the Loan Documents and the documents and instruments referred to therein or in connection with any restructuring or rescheduling of the Obligations (including, without limitation, the reasonable fees and disbursements of counsel for Agent and the Co-Lenders);

                  (ii) pay, and hold Agent and each Co-Lender harmless from and against, any and all present and future stamp, excise and other similar taxes with respect to the foregoing matters and hold Agent and each Co-Lender harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to Agent or such Co-Lender) to pay such taxes; and

                  (iii) indemnify Agent, (in its capacity as Lender and as Agent), and each Co-Lender, its officers, directors, employees, representatives and agents and any persons or entities owned or Controlled by, owning or Controlling, or under common Control or Affiliated with Agent, Agent, or each Co-Lender (each an "Indemnitee") from, and hold each of them harmless against, any and all losses, liabilities, claims, damages, expenses, obligations, penalties, actions, judgments, suits, costs or disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for such Indemnitee in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not such

                  Indemnitee shall be designated a party thereto) that may at any time (including, without limitation, at any time following the payment of the Obligations) be imposed on, asserted against or incurred by any Indemnitee as a result of, or arising in any manner out of, or in any way related to or by reason of, (i) the execution, delivery or performance of any Loan Document, (ii) the breach of any of Borrower's representations and warranties or of any of Borrower's Obligations, (iii) a default under Section 13.5 of the Security Instrument, including, without limitation, attorneys' fees and costs incurred in the investigation, defense, and settlement of losses incurred in correcting any prohibited transaction or in the sale of a prohibited loan, and in obtaining any individual prohibited transaction exemption under ERISA that may be required, and (iv) the exercise by Agent and the Co-Lenders of their rights and remedies (including, without limitation, foreclosure) under any Loan Documents (but excluding, as to any Indemnitee, any such losses, liabilities, claims, damages, expenses, obligations, penalties, actions, judgments, suits, costs or disbursements incurred solely by reason of the gross negligence or willful misconduct of such Indemnitee as finally determined by a court of competent jurisdiction) (collectively, "Indemnified Liabilities"). Borrower further agrees that, without Agent's or the Co-Lenders' prior written consent, it will not enter into any settlement of a lawsuit, claim or other proceeding arising or relating to any Indemnified Liability unless such settlement includes an explicit and unconditional release from the party bringing such lawsuit, claim or other proceeding of each Indemnitee. Borrower's obligations under this Section shall survive the termination of this Agreement and the payment of the Obligations. Borrower shall have the right to undertake, conduct and control through counsel of its own choosing (which counsel shall be acceptable to the Indemnitee acting reasonably), the conduct and settlement of the Indemnified Liabilities, and the Indemnitee shall cooperate with Borrower in connection therewith; provided that Borrower shall permit the Indemnitee to participate in such conduct and settlement through counsel chosen by the Indemnitee, but fees and expenses of such counsel shall be borne by the Indemnitee. Notwithstanding the foregoing, the Indemnitee shall have the right to employ its own counsel, and the reasonable fees and expenses of such counsel shall be at Borrower's cost and expense if the Indemnitee reasonably determines that (i) Borrower's counsel are not defending any claim or proceeding in a manner reasonably acceptable to the Indemnitee, or (ii) the interests of Borrower and the Indemnitee have become adverse in any such claim or course of action; provided, however Borrower, in such event, shall only be liable for the reasonable legal expenses of one counsel for all such Indemnitees. If clause (ii) of the immediately preceding sentence is applicable, at the option of the Indemnitee, its attorneys shall control the resolution of any claim or proceeding. None of Borrower nor any Indemnitee shall be liable for any settlement of any Indemnified Liability effected without its prior written consent, such consent not to be unreasonably withheld. No Indemnitee shall be liable for any indirect or consequential damages in connection with its activities related to the Loan, the Securitization or the Syndication.

                  (iv) Borrower shall pay to Lender the Administrative Fee, as defined in and in accordance with the terms of the Administrative Fee Letter dated as of the date hereof and any amendment or replacement thereof.

                  (e) Limitation of Liability. No claim may be made by Borrower, or any other Person against Agent, or any Co-Lenders or the Affiliates, directors, officers, employees, attorneys or agent of any of such Persons for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement or any act, omission or event occurring in connection therewith; and Borrower hereby waives, releases and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

                  (f) No Joint Venture. Notwithstanding anything to the contrary herein contained, neither Agent, nor any Co-Lender by entering into this Agreement or by taking any action pursuant hereto, will not be deemed a partner or joint venturer with Borrower.

         9. INCORPORATION OF PROVISIONS. The Note, the Security Instruments and the Loan Documents are subject to the conditions, stipulations, agreements and covenants contained herein to the same extent and effect as if fully set forth therein until this Agreement is terminated by the payment in full of the Debt.

         10. FURTHER ASSURANCES. Borrower shall on demand of Lender do any act or execute any additional documents reasonably required by Lender to confirm the lien of the Security Instruments.

         11. REPRESENTATIONS AND WARRANTIES. Borrower, represents and warrants to Lender as follows:

                  (a) Borrower is duly qualified to do business in the States in which the Properties are located unless such qualification is not necessary pursuant to the applicable laws of the States.

                  (b) Borrower (and the undersigned representative, if any, of Borrower) has the full power and authority to execute and deliver this Agreement and the Loan Documents, and the same constitute the legal, valid and binding obligations of Borrower.

         12. CONSTRUCTION OF AGREEMENT. The titles and headings of the paragraphs of this Agreement have been inserted for convenience of reference only and are not intended to summarize or otherwise describe the subject matter of such paragraphs and shall not be given any consideration in the construction of this Agreement.

         13. PARTIES BOUND, ETC. The provisions of this Agreement shall be binding upon and inure to the benefit of Borrower, Lender, each Co-Lender and their respective heirs, executors, legal representatives, successors and assigns (except as otherwise prohibited by this Agreement).

         14. WAIVERS. Lender may at any time and from time to time waive any one or more of the conditions contained herein, but any such waiver shall be deemed to be made in pursuance hereof and not in modification thereof, and any such waiver in any instance or under any particular circumstance shall not be considered a waiver of such condition in any other instance or any other circumstance.

         15. GOVERNING LAW. (i) This Agreement shall be deemed to be a contract entered into pursuant to the laws of the State of New York and shall in all respects be governed, construed, applied and enforced in accordance with the laws of the State of New York, provided however, that with respect to the creation, perfection, priority and enforcement of the lien of the Security Instruments, and the determination of deficiency judgments, the laws of the State where the related Property is located shall apply.

                  (ii) Any legal action or proceeding with respect to this Agreement or any other Loan Document and any action for enforcement of any judgment in respect thereof may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Agreement, Borrower hereby accept, each for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts and appellate courts from any thereof. Borrower irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to Borrower at its address set forth in Article 16 of the Security Instruments or its registered agent. Borrower hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or any other Loan Document brought in the courts referred to above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. Nothing herein shall affect the right of Lender, to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against Borrower in any other jurisdiction.

         16. SEVERABILITY. If any term, covenant or provision of this Agreement shall be held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such term, covenant or provision.

         17. NOTICES. All notices required to be given under the terms of this Agreement shall be given in accordance with and to the addresses set forth in
Article 15 of the Security Instruments.

         18. FEES AND EXPENSES. Borrower shall pay to Lender, upon demand, all reasonable expenses incurred by Lender in connection with the collection of the Debt, the enforcement of the Loan Documents, and in curing any defaults under the Loan Documents (including, without limitation, reasonable attorneys' fees, which shall include attorney's fees incurred in any trial, appellate or bankruptcy proceeding), which, if any such expenses are past due, interest thereon at a rate per annum equal to the rate of interest payable pursuant to the Note, provided that such interest rate shall in no event exceed the maximum interest rate which Borrower may by law pay, from the date of payment by Lender to the date of payment to Lender, which sums and interest shall be secured by the Security Instruments.

         19. MODIFICATION. This Agreement may not be modified, amended or terminated, except by an agreement in writing executed by the parties hereto.

         20. NO ORAL AGREEMENTS. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT, INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY AGREE IN WRITING TO MODIFY IT.

         21. DEFINITIONS. Capitalized terms not defined herein shall have the meaning set forth in the Security Instruments.

         22. RECOURSE. The obligations of Borrower hereunder shall be limited to the same extent as provided for in Article 14 of the Note.

         23. OUT PARCEL RELEASE. With respect to the Property known as Lancaster in Los Angeles County, California, upon delivery to Lender of the items listed below, Lender shall release from the lien of the Security Instruments the parcel (the "Out Parcel") identified on Schedule 3 attached hereto: one or more endorsements (at Borrower's sole cost and expense) to the Title Policy (as defined in the Security Instruments) with respect to the Lancaster Property that
(i) down date the effective date of the such Title Policy to the date of the release of the Out Parcel, (ii) insure that the Property remaining after the release of the Out Parcel constitutes a legal subdivision and a separate tax parcel and (c) payment of all reasonable costs and expenses of Lender (including reasonable counsel fees and expenses) in connection with the release of the Out Parcel.

                         [NO FURTHER TEXT ON THIS PAGE]

                  IN WITNESS WHEREOF, Borrower and Lender have duly executed this Agreement the day and year first above written.


                                       CINEMA PROPERTIES, INC.,
                                       a Delaware corporation


                                       By:    /s/  ROBERT COPPLE
                                           -------------------------------------
                                           Name:   Robert Copple
                                           Title:  Vice President



                                       LEHMAN BROTHERS BANK FSB, a federal
                                       savings bank, individually and as agent
                                       for the Co-Lenders


                                       By:    /s/  GARY T. TAYLOR
                                           -------------------------------------
                                           Name:   Gary T. Taylor
                                           Title:  VP

                                   SCHEDULE 1
                              Security Instruments

1. Deed of Trust, Assignment of Leases and Rents, Security Agreement, and Fixture Filing (California), dated December 15, 2000 between Lehman Brothers Bank FSB (as Lender), and Cinema Properties, Inc. (as Borrower);

2. Mortgage, Assignment of Leases and Rents, Security Agreement, and Fixture Filing (Louisiana), dated December 15, 2000 between Lehman Brothers Bank FSB (as Lender), and Cinema Properties, Inc. (as Borrower); and

3. Deed of Trust and Security Agreement (Texas), dated December 15, 2000 between Lehman Brothers Bank FSB (as Lender), and Cinema Properties, Inc. (as Borrower).

                                   SCHEDULE 2

                                  THE PROPERTY


1.   00231 Plano, Tx 20
     3800 Dallas, Pkwy., Plano, Tx 75093

2.   00251 Plano Legacy, Tx 24
     7201 Central Expressway, Plano Tx 75025

3.   00280 Lancaster, Ca 22
     2600 West Avenue I, Lancaster, Ca 93536

4.   00206 Grapevine, Tx 17
     911 State Hwy. 114 West, Grapevine, Tx 76051

5.   00182 College Station, Tx 16
     1401 E. Bypass, College Station, Tx 77845

6.   00252 Shreveport, La 17
     8400 Millicent Way, Shreveport, La 71105